Exhibit 3.5

No.   671355

                              COMPANIES ORDINANCE
                                  (CHAPTER 32)


                          CERTIFICATE OF INCORPORATION


                              I hereby certify that

                              CHINA WEALTHY LIMITED


is this day incorporated in Hong Kong under the Companies Ordinance,

and that this company is limited.


           Issued by the undersigned on 31 March 1999.


                                                           MISS R. CHEUNG
                                                           --------------
                                                     for Registrar of Companies
                                                              Hong Kong

No. 671355


                               COMPANIES ORDINANCE
                                  (CHAPTER 32)


                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME


                              I hereby certify that

                              CHINA WEALTHY LIMITED



having by special resolution changed its name, is now incorporated under the name of


                      CATHAYONLINE TECHNOLOGIES (HONG KONG)
                                     LIMITED


           Issued by the undersigned on 21 June 1999.


                                                           MISS R. CHEUNG
                                                           --------------
                                                     for Registrar of Companies
                                                              Hong Kong

                                   MEMORANDUM

                                       AND

                             ARTICLES OF ASSOCIATION

                                       OF

                              CHINA WEALTHY LIMITED


                                 **************

                    Incorporated the 31st day of March, 1999

                                 **************

                                    HONG KONG

                                 **************

No. 671355

                                     (COPY)

                               COMPANIES ORDINANCE

                                  (CHAPTER 32)
                          CERTIFICATE OF INCORPORATION


                              I hereby certify that

                              CHiNA WEALTHY LIMITED


is this day incorporated in Hong Kong under the Companies Ordinance, and that this company is limited. Issued by the undersigned on 31 March 1999.

                              (Sd.) MISS R. CHEUNG

                           for Registrar of Companies
                                    Hong Kong

                                                              Company No. 671355


                      THE COMPANIES ORDINANCE (CHAPTER 32)


                               SPECIAL RESOLUTION

                                       OF

                              CHINA WEALTHY LIMITED


                      Passed on the 11th day of June, 1999



By a resolution in writing signed by all the Shareholders of China Wealthy Limited pursuant to Article 23 of the Articles of Association of the Company, the following resolution was duly passed as a Special Resolution:

         THAT the name of the Company be changed to CATHAYONL[NE TECHNOLOGIES (HONG KONG) LIMITED









Silkton Company Limited                                 Tomsett Company Limited
Shareholder                                             Shareholder



Presented by:  Stikeman,  Elliott
               Solicitors
               Suite 1103, China Building
               29 Queen's Road Central
               Hong Kong
               Ref: GZ/12353134/sw